                                                                  EXHIBIT 99.3

                                                                  Loan No. 32027


                                     NOTE



$2,250,000.00                                               November 15, 1994


     FOR VALUE RECEIVED AIP PROPERTIES #2 L.P., a Delaware limited partnership (hereinafter referred to as "Maker"), promises to pay to the order of AMRESCO
                             -----
CAPITAL CORPORATION, a Texas corporation, its successors and assigns (hereinafter referred to as "Payee"), at the office of Payee or its agent,
                             -----
designee, or assignee at 1845 Woodall Rodgers Freeway, Suite 1700, Dallas, Texas 75201, or at such place as Payee or its agent, designee, or assignee may from time to time designate in writing, the principal sum of Two Million Two Hundred Fifty Thousand and No/100 Dollars ($2,250,000.00) in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined), and to be paid in installments as follows:

     1.   A payment of interest only on the first day of December, 1994;

     2. On the first day of January, 1995 and on the first day of each calendar month thereafter up to and including the first day of December, 2001, a payment in an amount that would fully amortize the Debt (hereinafter defined), both principal and interest, at the Applicable Interest Rate as of the first day of the month immediately preceding the payment due date, in equal monthly installments over a period, decreasing each month by one month and ending on a fixed date twenty-five (25) years after the date of this Note; provided that notwithstanding such date, the actual Maturity Date (hereinafter defined) shall be as provided below;

and the balance of said principal sum, together with accrued and unpaid interest and any other amounts due under this Note shall be due and payable on the first day of December, 2001 or upon earlier maturity hereof whether by acceleration or otherwise (the "Maturity Date"). Interest on the principal sum of this Note
                -------------
shall be calculated on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each, except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. Payments under this Note shall be applied first, to the payment of interest and other costs and charges due in connection with this Note or the Debt (as hereinafter defined), as Payee may determine in its sole discretion, and the balance shall be applied toward the reduction of the principal sum. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

     The term "Applicable Interest Rate" means from the date of this Note
               ------------------------
through and including the Maturity Date, a rate equal to the lesser of (a) the maximum rate permitted by applicable law, (b) eleven and three-eights percent (11.375%) per annum (the "Cap Rate") or (c) an adjustable rate calculated each
                          --------
month by an upward adjustment to the nearest one-eighth (1/8th) of one percent (1%) per annum of the sum of (i) three and fifteen one-hundredths percent (3.15%) per annum (the "Adjustable Interest Rate Spread"), plus (ii) the 30-Day
                        -------------------------------    ----
LIBOR, as defined below.  As used herein, "LIBOR" or "30-Day LIBOR" shall mean a
                                           -----      ------------
per annum interest rate as quoted at Telerate Page 3750 for U.S. dollar deposits for a 30-day period in the London interbank market in an amount approximately equal to the amount of the Debt. The 30-Day LIBOR used in calculating the first monthly interest payment on the Debt shall be 5.4375% per annum and, subject to the limitations of subparagraphs (a) and (b) above of this paragraph, the
                   -------------------------
Applicable Interest Rate used in calculating such first monthly interest payment on the Debt shall be 8.5875% per annum. Subject to the limitations of subparagraphs (a) and (b) above of this paragraph, the Applicable Interest Rate
- -------------------------
shall be adjusted on the day that the first interest payment is due and on the first day of each calendar month thereafter during the term of the Debt in accordance with any change in the 30-Day LIBOR as of each such date. In the event Telerate ceases to be available or ceases to display the 30-Day LIBOR, Payee shall select a comparable publication or service to determine the 30-Day LIBOR and shall provide notice thereof to Maker. If Payee at any time determines, in the sole but reasonable exercise of its discretion, that it has miscalculated the amount of the monthly payment of principal and interest (whether because of a miscalculation of the Applicable Interest Rate or otherwise), Payee shall give notice to Maker of the corrected amount of such monthly payment (and the corrected LIBOR, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, then Maker shall, within ten (10) calendar days thereafter, pay to Payee any sums that Maker would have otherwise been obligated to pay to Payee had the amount of such monthly payment not been miscalculated, or (b) if the corrected amount of such monthly payment represents a decrease thereof and Maker is not otherwise in breach or default under any of the terms and provisions of this Note or the other Loan Documents (hereinafter defined), then Maker shall within ten (10) calendar days thereafter be paid the sums that Maker would not have otherwise been obligated to pay to Payee had the amount of such monthly payment not been miscalculated.

     This Note is secured by the Mortgage, Assignment, Environmental Agreement, the Closing Certificate and the other Loan Documents (hereinafter defined). The term "Mortgage" means the Mortgage, Deed of Trust and Security Agreement dated
      --------
the date hereof given by Maker for the use and benefit of Payee covering the fee estate of Maker in certain premises as more particularly described therein (the "Mortgaged Property"). The term "Assignment" means the Assignment of Leases and
 ------------------               ----------
Rents of even date herewith executed by Maker in favor of Payee. The term "Environmental Agreement" means the Environmental Liabilities Agreement of even
- ------------------------
date
herewith executed by Maker in favor of Payee.  The term "Loan Documents"
                                                         --------------
refers collectively to this Note, the Mortgage, the Assignment, the Environmental Agreement and any and all other documents executed in connection with this Note or now or hereafter executed by Maker and/or others and by or in favor of Payee, which wholly or partially secure or guarantee payment of this
Note including, but not limited to, the Term Loan Commitment issued by Payee on October 12, 1994 and accepted by Maker (the "Commitment").
                                             ----------

     If any installment payable under this Note (except the final installment due on the Maturity Date) is not paid within ten (10) days after the date on which it is due (without regard to any applicable cure and/or notice period), Maker shall pay to Payee upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment, and such amount shall be secured by the Loan Documents. If an Event of Default (as defined in the Mortgage) shall occur, other than a failure to pay any part of the Debt, which Event of Default is not cured within a period of twenty (20) days after the date on which the Event of Default first occurs, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of the next installment due under this Note (except the final installment due on the Maturity Date) or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in its efforts to obtain the cure of the Event of Default by Maker or otherwise incurred by Payee in relation to the Event of Default. The term "Debt" means, collectively, (i) the unpaid principal
                             ----
balance of and the accrued but unpaid interest on this Note, (ii) all other sums due, payable or reimbursable to Maker under the Loan Documents, and (iii) any and all other liabilities and obligations of Maker under this Note or the other Loan Documents.

     Upon the occurrence of an Event of Default, Payee may, at its option, without notice or demand, declare the Debt immediately due and payable, foreclose all liens and security interests securing payment hereof, pursue any and all other rights, remedies and recourses available to Payee or pursue any combination of the foregoing. All remedies hereunder, under the Loan Documents and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security for the Debt or to defend against any claims asserted by Maker arising from or related to the Loan Documents, Maker also agrees to pay to Payee on demand all costs of collection or defense incurred by Payee, including reasonable attorneys' fees for the services of counsel whether or not suit be brought.

     Upon the occurrence of an Event of Default Maker shall pay interest on the entire unpaid principal sum and any other amounts due at the rate equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the greater of (i) five percent (5%) above the Applicable Interest Rate or (ii) 8% per annum above the 30-Day LIBOR, as hereinabove defined (the "Default Rate"). The
                                                     ------------
Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt and shall not be limited by the Cap Rate defined above. This charge shall be added to the Debt, and shall be deemed secured by the Loan Documents. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default.

     The principal balance of this Note may not be prepaid in whole or in part (except with respect to the application of casualty or condemnation proceeds) prior to the first day of the third (3rd) Loan Year (as hereinafter defined). During the third (3rd) Loan Year or at anytime thereafter, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part (except with respect to the application of casualty or condemnation proceeds), on any scheduled payment date under this Note upon not less than thirty (30) days prior written notice to Payee specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date") and upon payment
                                             ---------------
of (a) interest accrued and unpaid on the principal balance of this Note to and including the Prepayment Date, (b) all other sums then due under this Note, and the other Loan Documents, and (c) a prepayment consideration in an amount equal to the following percentage of the principal balance of the Debt outstanding on the Prepayment Date during the following Loan Years:

            Loan Year     Percentage
                          ----------
                3            5%
                4            4%
                5            3%
                6            2%

plus, if the cost of the agreement relating to the Cap Rate (the "Rate Cap
- ----                                                              --------
Agreement") was amortized and included in the Adjustable Interest Rate Spread,
- ---------
then an amount sufficient to pay the unamortized cost of the Rate Cap Agreement which would have been paid during the remainder of the original term of the Debt. Notwithstanding the foregoing, Maker shall have the additional privilege to prepay the entire principal balance of this Note on any date during the twelve (12) months preceding the Maturity Date without any fee or consideration for such privilege. If any such notice of prepayment is given, the principal balance of this Note and the other sums required under this paragraph shall be due and payable on the Prepayment Date. Payee shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith. The term "Loan Year"
                                                                     ---------
for purposes of this paragraph means each complete 365-day period (366 days in a leap year) after the date of this Note.

     If following the occurrence of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property, either through foreclosure or the exercise of the other remedies available to Payee under the Mortgage, such tender by Maker shall be deemed to be a voluntary prepayment under this Note in the amount tendered. If at the time of such tender, prepayment of the principal balance of this Note is not permitted, Maker shall, in addition to the entire Debt, also pay to Payee a sum equal to interest which would have accrued on the principal balance of this Note at the Applicable Interest Rate from the date of such tender to the earlier of (i) the Maturity Date, or (ii) the first day of the period during which prepayment of the principal balance of this Note would have been permitted, together with a prepayment consideration equal to the prepayment consideration which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender, prepayment of the principal balance of this Note is permitted, Maker shall, in addition to the entire Debt, also pay to Payee the applicable prepayment consideration specified in this Note. If the prepayment results from the application to the Debt of the casualty or condemnation proceeds from the Mortgaged Property, no prepayment consideration will be imposed. Partial prepayments of principal resulting from the application of casualty or insurance proceeds to the Debt shall not change the amounts of subsequent monthly installments nor change the dates on which such installments are due, unless Payee shall otherwise agree in writing.

     It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this section shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note and the other Loan Documents, or if Payee's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Maker's and Payee's express intent that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Payee for the use, forbearance and detention of the indebtedness evidenced hereby and by the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum rate permitted under applicable law from time to time in effect and applicable to the indebtedness evidenced hereby for so long as such indebtedness remains outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     Except as specifically provided in the Loan Documents, Maker and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and collateral securing payment hereof. Maker and any surety, endorser or guarantor hereof agree (i) that the time for any payments hereunder may be extended from time to time without notice and consent, (ii) to the acceptance of further collateral, (iii) the release of any existing collateral for the payment of this Note, (iv) to any and all renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and/or (v) that additional makers, endorsers, guarantors or sureties may become parties hereto all without notice to them and without in any manner affecting their liability under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Maker under this Note or any endorser or guarantor hereof even though the Maker or such endorser or guarantor is not a party to such agreement.

     Failure of Payee to exercise any of the options granted herein to Payee upon the happening of one or more of the events giving rise to such options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event. The acceptance by Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options granted herein to Payee at that time or at any subsequent time or nullify any prior exercise of any such option without the express written acknowledgment of the Payee.

     Subject to the exception and qualifications below in this paragraph, Payee shall not enforce the liability and obligation of Maker, to perform and observe the obligations contained in this Note, or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Maker, except that Payee may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Payee to enforce and realize upon this Note and the other Loan Documents, and the interests in the Mortgaged Property and any other collateral given to Payee pursuant to the Loan Documents; provided, however, that, except as specifically provided in this paragraph, any judgment in any such action or proceeding shall be enforceable against Maker only to the extent of Maker's interest in the Mortgaged Property and in any other collateral given to Payee. Payee, by accepting this Note and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Maker, in any such action or proceeding, under or by reason of or under or in connection with the Loan Documents or this Note. In the event (i) of fraud or material misrepresentation by Maker or guarantors in connection with the loan evidenced by this Note and
(ii) the first full monthly payment on the Note is not paid when due, the foregoing sentence will be void, ab initio, and this Note shall be with full
                                 ---------
recourse to Maker. The provisions of this paragraph shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Loan Documents or this Note; (b) impair the right of Payee to name Maker as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (c) affect the validity or enforceability of any guaranty made in connection with the Loan Documents; (d) impair the right of Payee to obtain the appointment of a receiver; (e) impair the enforcement of any of the Loan Documents; or (f) constitute a waiver of the right of Payee to enforce the liability and obligation of Maker, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation (including reasonable attorneys' fees) incurred by Payee arising out of or in connection with the following:

          A. the gross negligence, willful misconduct of Maker, its agents or employees, or physical waste of the Mortgaged Property and any failure to maintain, repair or restore any part of the Mortgaged Property as may be required by the Mortgage or any of the other Loan Documents;

          B. the breach of provisions in the Environmental Agreement, including the indemnification provision contained therein;

          C. the removal or disposal of any portion of the Mortgaged Property after an Event of Default under the Loan Documents (other than trade fixtures owned by tenants and removed in accordance with its lease) to the extent such Mortgaged Property is not replaced by like property of equivalent value, function and design;

          D. the misapplication or conversion by Maker of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Mortgaged Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Mortgaged Property, or (iii) rents, issues, profits, proceeds, accounts, or other amounts received by Maker that Payee is otherwise entitled to receive pursuant to the terms of the Loan Documents and utilized for purposes other than the payment of legitimate operating expenses of the Mortgaged Property in accordance with the Loan Documents;

          E. the costs (including reasonable attorneys' fees) incurred by Payee in connection with the collection or enforcement of the Debt, including but not limited to any costs incurred by Payee arising from or relating to the filing of a petition under the U.S. Bankruptcy Code by or against Maker, provided, however, that Payee shall only be entitled to recover its costs (including reasonable attorneys' fees) incurred as a result of any litigation not involving a bankruptcy in which Payee is the prevailing party or otherwise adjudicated as being entitled to recover its costs;

          F. failure to pay in accordance with the provisions of the Mortgage taxes and insurance premiums (provided that the liability of Maker shall be only for amounts in excess of the amount held by Payee in the Tax and Insurance Escrow maintained pursuant to the provisions of the Mortgage), assessments, charges for labor or materials or other charges that can create liens on any portion of the Mortgaged Property;

          G.  any indemnification of Payee set forth in the Loan Documents;

          H. any loss, damage, expense or liability incurred by Payee arising out of (i) Maker's failure to permit on-site inspections of the Mortgaged Property or to provide financial reports and information pertaining to the Mortgaged Property as required by the Mortgage; (ii) Maker's failure to obtain Payee's prior written consent to any subordinate financing or any other encumbrance on the Mortgage Property; and (iii) Maker's failure to obtain Payee's prior written consent to any transfer of the Mortgaged Property as provided in the Mortgage;

          I. the failure to deliver any security deposits collected with respect to the Mortgaged Property to Payee or any other party entitled to receive such security deposits under the Loan Documents following an Event of Default; and

          J. seizure or forfeiture of the Mortgaged Property, or any portion thereof, or Payee's interest therein, resulting from criminal wrongdoing or other unlawful actions of Maker or its affiliates under any federal, state or local law.

Nothing herein shall be deemed to be a waiver of any right which Payee may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S.
      -------------------------------
Bankruptcy Code to file a claim for the full amount of the Debt secured by the Loan Documents or to require that all collateral shall continue to secure all of the Debt owing to Payee in accordance with this Note and the other Loan Documents.

     Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note and the other Loan Documents and that this Note and the other Loan Documents constitute legal, valid and binding obligations of Maker. Maker further represents that the loan evidenced by the Loan Documents was made for business or commercial purposes and not for personal, family or household use.

     All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner and be effective as specified in the Mortgage, directed to the parties at their respective addresses as provided therein.

     Payee shall have the unrestricted right at any time or from time to time to sell this Note and the loan evidenced by this Note and the Loan Documents or participation interests therein. Maker shall execute, acknowledge and deliver any and all instruments requested by Payee to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note and the other Loan Documents (provided, however, in no event shall such instruments add additional terms and provisions to such documents). To the extent, if any specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such assignee(s) or participant(s) would have if they were the Payee hereunder.

     MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN PAYEE AND MAKER; (B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE REAL PROPERTY ENCUMBERED BY THE MORTGAGE IS LOCATED (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS NOTE.

     THE PROVISIONS OF THIS NOTE AND THE LOAN DOCUMENTS MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE MAKER AND PAYEE. THIS NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.


                                   MAKER:

                                   AIP PROPERTIES #2 L.P.,
                                   a Delaware limited partnership

                                   BY: AIP NORTHVIEW, INC.,
                                       a Texas corporation,
                                       General Partner


                                       By:/s/ DAVID B. WARNER
                                          --------------------------------------
                                          David B. Warner, Vice  President